UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 10, 2015

SYNUTRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33397 (Commission File Number)	13-4306188 (I.R.S. Employer Identification Number)
2275 Research Drive, Suite 500 Rockville, MD 20850 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 840-3888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On September 10, 2015, the registrant’s Board of Directors approved a share repurchase program effective on September 11, 2015, authorizing, but not obligating, the repurchase of up to an aggregate amount of $20,000,000 of its common stock from time to time through September 10, 2016. The registrant expects to acquire shares primarily through open market transactions, subject to market conditions and other factors and may enter into a Rule 10b5-1 trading plan to facilitate open market repurchases.

A copy of the press release issued by the registrant on September 10, 2015 is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNUTRA INTERNATIONAL, INC. (Registrant)

Date: September 10, 2015	By:	/s/ Ning Cai
Name: Ning Cai
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Document

99.1	Synutra International, Inc. Press Release dated September 10, 2015.